                                                                   EXHIBIT 10.29


                                                                  EXECUTION COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT dated as of December 14, 1999 to the Credit Agreement dated as of February 5, 1997 (the "Credit Agreement") among TRIGON HEALTHCARE, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Increase in Interest Rates. Effective March 31, 2000, the Pricing Schedule attached to the Credit Agreement (the "Existing Pricing Schedule") is deleted and replaced by the Pricing Schedule attached to this Amendment (the "New Pricing Schedule"). The New Pricing Schedule shall apply to interest accruing under the Credit Agreement on and after March 31, 2000. The Existing Pricing Schedule shall continue to apply to interest accruing under the Credit Agreement prior to March 31, 2000.

     SECTION 3. Definition of Restricted Payment. The proviso to the definition of Restricted Payment is amended to reach as follows:

     provided that neither (i) payments by the Borrower on account of purchases of its capital stock made on or after December 1, 1999 in an aggregate amount not exceeding $150,000,000 nor (ii) the Commonwealth Payment shall be deemed a Restricted Payment.

     SECTION 4. Subsidiary Debt. The figure "$15,000,000" appearing in  Section
5.13 is changed to "$25,000,000".

     SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective in accordance with its terms when the following conditions are met (the "Amendment Effective Date"):

          (a) the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

          (b) the Agent shall have received an amendment fee for the account of each Bank from which an executed counterpart hereof shall have been received on or prior to the deadline communicated to the Banks by the Agent, in an amount equal to 0.10% of such Bank's Commitment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          TRIGON HEALTHCARE, INC.



                          By:_________________________
                              Name:
                              Title:

                          MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK



                          By:__________________________
                              Name:
                              Title:

                          THE BANK OF NEW YORK



                          By:___________________________
                              Name:
                              Title:

                          BANK ONE, NA
                          (Main Office - Chicago)
                          (f/k/a The First National Bank of Chicago)




                          By:____________________________
                              Name:
                              Title:

                          THE FUJI BANK, LIMITED



                          By:____________________________
                               Name:
                               Title:

                          WACHOVIA BANK OF NORTH
                              CAROLINA, N.A.



                          By:____________________________
                               Name:
                               Title:


                          THE ASAHI BANK, LTD.



                          By:___________________________
                               Name:
                               Title:

                          CRESTAR BANK



                          By:__________________________
                               Name:
                               Title:

                          BANQUE NATIONALE DE PARIS



                          By:__________________________
                             Name:
                             Title:

                          FIRST UNION NATIONAL BANK



                          By:___________________________
                              Name:
                              Title:

                          THE SANWA BANK, LIMITED



                          By:___________________________
                             Name:
                             Title:

                                PRICING SCHEDULE

     Each of the "Facility Fee Rate", "Euro-Dollar Margin" and "CD Margin" means, for any day, the rate set forth below in the row opposite such term and in the column corresponding to the Pricing Level that applied on such day:


Pricing Level         Level I           Level II           Level III          Level IV
------------------------------------------------------------------------------------------

Facility Fee
Rate                  .075%               .10%              .125%              .175%
------------------------------------------------------------------------------------------
Euro-Dollar
Margin                .475%               .50%              .625%              .925%
------------------------------------------------------------------------------------------
CD Margin              .60%              .625%               .75%              1.05%
------------------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "Applicable Leverage Ratio" for purposes of determining what Pricing Level exists at any date means (a) if at least three Domestic Business Days prior to such date the Borrower has delivered all financial statements and certificates required to be delivered on or before such date pursuant to subsections (a), (b) and (e) of Section 5.1, the ratio of Consolidated Debt to Consolidated Total Capitalization as of the last day of the period covered by such financial statements and (b) in all other cases, a ratio greater than 0.35; provided that Level I Pricing shall apply on any date after the Effective Date and before the initial delivery by the Borrower of all financial statements and certificates required to be delivered pursuant to subsections (a), (b) and (e) of Section 5.1 or the date such financial statements are first required to be delivered.

     "Level I Pricing" applies at any date if the Applicable Leverage Ratio is less than or equal to 0.10.

     "Level II Pricing" applies at any date if the Applicable Leverage Ratio is greater than 0.10 and less than or equal to 0.25.

     "Level III Pricing" applies at any date if the Applicable Leverage Ratio is greater than 0.25 and less than or equal to 0.35.

     "Level IV Pricing" applies at any date if no other Pricing Level applies for such date.